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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 23, 2003
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                     000-25169                 82-049021
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(State or other jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)



          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551
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          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

On May 23, 2003, Generex Biotechnology Corporation issued a press release announcing that Generex and Eli Lilly and Company have agreed to end their development and license agreement for the development and commercialization of buccal delivery of insulin. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


         (c)  Exhibits

         Exhibit No.                        Description
         -----------                        -----------
           99.1                             Press release dated May 23, 2003.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENEREX BIOTECHNOLOGY CORPORATION



Dated: May 27, 2003                         By: /s/ Rose C. Perri
                                                --------------------------
                                                Rose C. Perri
                                                Chief Operating Officer
                                                (principal financial officer)


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                                  Exhibit Index
                                  -------------

Exhibit No.               Description
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  99.1                    Press release dated May 23, 2003